PENN SERIES FUNDS, INC.

Supplement dated September 21, 2023

to the Prospectus dated May 1, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Small Cap Value Fund

Ms. Sally Pope Davis, portfolio manager of the Small Cap Value Fund (the “Fund”), has announced her plans to retire, on or about December 29, 2023 (the “Effective Date”). Accordingly, as of the Effective Date, all references to Ms. Davis in the Prospectus are hereby deleted in their entirety. Ms. Davis will continue to serve on the portfolio management team until her retirement. Mr. Robert Crystal will continue to serve as a portfolio manager for the Fund. In addition, effective September 7, 2023, Mr. Sean Greely joined Ms. Davis and Mr. Crystal as a co-portfolio manager of the Fund.

As a result of the foregoing, effective immediately, the information in the Prospectus under the heading “Portfolio Managers” in the Fund’s “Fund Summary” section is replaced in its entirety by the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Sally Pope Davis, Managing Director of GSAM, has served as portfolio manager of the Fund since January 2006.

Robert Crystal, Managing Director of GSAM, has served as portfolio manager of the Fund since March 2006.

Sean Greely, CFA, Vice President of GSAM, has served as portfolio manager of the Fund since September 2023.

Effective immediately, the following paragraph is added after the fifth paragraph under the heading “Management — Sub-Advisers — Goldman Sachs Asset Management, L.P.” in the Fund’s Prospectus:

Sean Greely, CFA, Vice President, is a portfolio manager on the Small Cap Value team within Goldman Sachs Asset Management’s Fundamental Equity business, where he has broad research responsibilities and oversees the portfolio construction and investment research for the US Small Cap Value and US Small/Mid Cap Value strategies. Sean has over 20 years of investing experience investing in small cap stocks, including Financials and Consumer names, as both an analyst and portfolio manager at his prior firms. Prior to joining Goldman Sachs in 2023, Sean was a portfolio manager at Bernzott Capital Advisors. He was previously a portfolio manager at Monarch Partners Asset Management and vice president at Baltimore Capital Management. Sean earned his BA from Tufts University. Sean holds the Chartered Financial Analyst designation.

The changes described above are not expected to affect the day-to-day management of the Fund nor will they affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9010   09/23

Supplement dated September 21, 2023

to the Statement of Additional Information (“SAI”) dated May 1, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Small Cap Value Fund

Ms. Sally Pope Davis, portfolio manager of the Small Cap Value Fund (the “Fund”), has announced her plans to retire, on or about December 29, 2023 (the “Effective Date”). Accordingly, as of the Effective Date, all references to Ms. Davis in the SAI are hereby deleted in their entirety. Ms. Davis will continue to serve on the portfolio management team until her retirement. Mr. Robert Crystal will continue to serve as a portfolio manager for the Fund. In addition, effective September 7, 2023, Mr. Sean Greely joined Ms. Davis and Mr. Crystal as a co-portfolio manager of the Fund.

As a result of the foregoing, effective immediately, the sentence in the paragraph entitled “Fund Shares Owned by Portfolio Managers” under the section “General Information – Portfolio Managers – Goldman Sachs Asset Management, L.P.,” is hereby deleted and replaced with the following:

Ms. Davis and Mr. Crystal did not beneficially own any shares of the Small Cap Value Fund as of December 31, 2022. Ms. Katz and Messrs. Barry and Tuorto did not beneficially own any shares of the SMID Cap Growth Fund as of December 31, 2022. Mr. Greely did not beneficially own any shares of the Small Cap Value Fund as of June 30, 2023.

Additionally, effective immediately, the following is added to the “Other Accounts” chart in the same section of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Sean Greely[1]	0	$0	0	$0	0	$0

[1]	The information for Mr. Greely is provided as of June 30, 2023.

The changes described above are not expected to affect the day-to-day management of the Fund nor will they affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9011  09/23